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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 8, 2004
                                                      --------------------


                                   ONEIDA LTD.
             (Exact name of Registrant as specified in its charter)


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
         NEW YORK                         1-5452                   15-0405700
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(State or other jurisdiction           (Commission             (I.R.S. Employer
      of incorporation)                File Number)         Identification Number)


163-181 KENWOOD AVENUE, ONEIDA, NEW YORK                              13421
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(Address of principal executive offices)                           (Zip Code)

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Registrant's telephone number, including area code  (315) 361-3000
                                                    ---------------

Former name or former address, if changed since last report     N/A
                                                           -------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 2.05.    COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

              On September 8, 2004, Oneida Ltd.'s (the "Company") Board of Directors approved the closure of the Company's flatware manufacturing facility located in Sherrill, New York. The Company determined that closing the Sherrill, New York manufacturing facility was necessary because of unsustainably high operating costs that have heavily contributed to substantial losses within the Company. It is anticipated that the closure will be completed during the first calendar quarter of 2005.

              In conjunction with the Sherrill factory closure, the Company has not yet been able to make a good faith determination of either the total amount of cash costs associated with the announced closure or the amounts of the major types of cash costs associated with the closure. These major types of cash costs will include severance costs, incentive payments to employees and other exit costs, including those associated with decommissioning the factory after production has ceased. As also described in Item 2.06, below, the Company incurred a non-cash asset impairment charge of approximately $34 million dollars during its fiscal quarter ended July 31, 2004 in connection with the announced Sherrill factory closure.

              A copy of the Company's September 9, 2004 press release announcing the closure of the Sherrill factory is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 2.06.    MATERIAL IMPAIRMENTS.

              On September 8, 2004, Oneida Ltd.'s (the "Company") Board of Directors approved the closure of the Company's flatware manufacturing facility located in Sherrill, New York. The Company determined that closing the Sherrill, New York manufacturing facility was necessary because of unsustainably high operating costs that have heavily contributed to substantial losses within the Company. It is anticipated that the closure will be completed during the first calendar quarter of 2005.

              In conjunction with the Sherrill factory closure, the Company will incur a non-cash asset impairment charge of approximately $34 million dollars during its fiscal quarter ended July 31, 2004 in connection with the announced Sherrill factory closure.

              A copy of the Company's September 9, 2004 press release announcing the closure of the Sherrill factory is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS & EXHIBITS.

              (c.)     Exhibits

                       EXHIBIT 99.1 Press Release dated September 9, 2004.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ONEIDA LTD.

                                    By: /s/ PETER J. KALLET
                                        -------------------
                                            Peter J. Kallet
                                            Chairman of the Board, President &
                                            Chief Executive Officer

Dated: September 14, 2004